UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                               SCHEDULE 14C
                              (RULE 14c-101)

                         SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange
                              Act of 1934

Filed by the registrant   [X]
Filed by a party other than the registrant   [ ]

     Check the appropriate box:

     [X] Preliminary information statement
     [ ] Confidential, for use of the Commission only
         (as permitted by Rule 14c-5(d)(2))
     [ ] Definitive information statement

                           Reshoot & Edit
            ------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

     Payment of filing fee (Check the appropriate box):

     [X]  No fee required.

     [ ]  Fee computed on the table below per Exchange Act
          Rules 14c-5(g) and 0-11.
          1)  Title of each class of securities to which transaction applies:
          2)  Aggregate number of securities to which transaction applies:
          3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
          4)  Proposed maximum aggregate value of transaction:
          5)  Total fee paid:  N/A

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)  Amount previously paid:  N/A
         (2)  Form, schedule or registration statement no.:  N/A
         (3)  Filing party:  N/A
         (4)  Date filed:  N/A

                              Reshoot & Edit
                         10685 Oak Crest Avenue
                        Las Vegas, Nevada  89144
                        Telephone: (702) 610-6523

                                                       [date], 2007

To the Shareholders:

The purpose of this Information Statement is to is to inform the holders of record, as of the close of business on [date] (the "Record Date"), of shares of common stock, par value $0.001 per share (the "Common Stock") of Reshoot & Edit, a Nevada corporation ("the Company"), that our Board of Directors and two holders of approximately 86% of our capital stock as of the Record Date have given written consent as of December 26, 2007, to approve the following:

       The spin-off of Reshoot & Edit's wholly-owned subsidiary, Reshoot Production Company, resulting in the Reshoot & Edit shareholders, on the Record Date, owning a direct interest in the subsidiary that is proportionate to their ownership in Reshoot & Edit.

Nevada corporation law and the Company's bylaws permit holders of a majority of the voting power to take stockholder action by written consent.
Accordingly, the Company will not hold a meeting of its stockholders to consider or vote upon the subisidiary spin-off as described in this Information Statement.

We encourage you to read the attached Information Statement carefully, including the exhibits, for further information regarding these actions. In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended ("Exchange Act"), the approval of the action described herein by the holders of a majority of the voting power of the Company will be deemed ratified and effective at a date that is at least 20 days after the date this Information Statement has been mailed or furnished to our stockholders. This Information Statement is first being mailed or furnished to stockholders on or about [date].

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS' MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

This Information Statement is being furnished to you solely for the purpose of informing stockholders of the matters described herein in compliance with Regulation 14C of the Exchange Act.

By Order of the Board of Directors

/s/ Dana Washington
-----------------------
    Dana Washington
    President and Director

                     WE ARE NOT ASKING YOU FOR A PROXY
                AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                              Reshoot & Edit
                         10685 Oak Crest Avenue
                        Las Vegas, Nevada  89144
                        Telephone: (702) 610-6523

                            INFORMATION STATEMENT
                         AND NOTICE OF ACTIONS TAKEN
                BY WRITTEN CONSENT OF THE MAJORITY STOCKHOLDERS

General Information
-------------------

This Information Statement is being provided to the Shareholders of Reshoot & Edit ("the Company"), in connection with our prior receipt of approval by written consent, in lieu of a meeting of shareholders, to approve the following:

       The spin-off of Reshoot & Edit's wholly-owned subsidiary, Reshoot Production Company, resulting in the Reshoot & Edit shareholders, on the Record Date, owning a direct interest in the subsidiary that is proportionate to their ownership in Reshoot & Edit.

The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will only deliver one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any stockholder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any stockholder or holders sharing an address to which multiple copies are now delivered, upon written or oral request to the following address:

                             Reshoot & Edit
                         10685 Oak Crest Avenue
                        Las Vegas, Nevada  89144

Stockholders may also address future requests regarding delivery of information statements and/or annual reports by contacting the Company at the address listed above.

Information on Consenting Stockholders

Pursuant to the Company's Bylaws and the Nevada Corporate Law, the dividend spin off our wholly-owned subsidiary must be approved by the vote of the holders of shares representing a majority of the voting power of the common stock. The Company's Articles of Incorporation do not authorize cumulative voting.

Outstanding Voting Stock of the Company
---------------------------------------

As of the Record Date, the Company had 70,000,000 authorized shares of common stock, of which 9,200,000 were issued and outstanding. The consenting stockholders, who consist of two current stockholders of the Company, are collectively the record and beneficial owners of 7,200,000 shares, which represents approximately 86% of the issued and outstanding shares of the Company's outstanding common stock. The consenting stockholders voted in favor of the actions described by written consent, dated December 26, 2007. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the shareholders.

The elimination of the need for a special meeting of shareholders to approve the corporate actions is authorized by Section 78.320 of the Nevada Revised Statutes which provides that any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting, if before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the corporate actions as early as possible to accomplish the purposes of the company as hereafter described, the company decided to proceed with the corporate actions by obtaining the written consent of shareholders holding a
majority of the voting power of the Company.   Reshoot Production Company plans
to file a Registration Statement with the U. S. Securities and Exchange Commission to register this spin-off dividend. The shareholders of Reshoot & Edit will not receive their spin-off shares until the Reshoot Production Company registration statement becomes effective.

Security Ownership of Certain Owners and Management
---------------------------------------------------

The following Table sets forth the Common Stock ownership information as of December 26, 2007, with respect to (i) each person known to the Company to be the beneficial owner of more than 5% of the Company's Common and Preferred Stock, (ii) each director of the Company, (iii) each person intending to file a written consent to the adoption of the dividend subsidiary spin-off described herein, and (iv) all directors, executive officers and designated shareholders of the Company as a group. This information as to beneficial ownership was furnished to the Company by or on behalf of each person named.

                                             AMOUNT AND
                                             NATURE OF
TITLE OF    NAME OF BENEFICIAL               BENEFICIAL      PERCENT OF
CLASS       OWNER AND POSITION               OWNERSHIP       CLASS(1)
-----------------------------------------------------------------------
Common      Dana Washington(2)               400,000             4.8%
            Sole Officer/Director

Common      Ed DeStefano(3)                6,800,000            80.9%
            Shareholder
                                         -----------------------------

DIRECTORS AND OFFICERS
AS A GROUP (1 person)                        400,000             4.8%

(1)  Percentages are based on 9,200,000 common shares issued and outstanding
(2)  Dana Washington, 10685 Oak Crest Avenue, Las Vegas, Nevada  89144
(3)  Ed DeStefano, 14055 Tahiti Way, #305, Marina del Rey, CA  90292

==============================================================================

                    EXPLANATION OF ACTIONS TO BE TAKEN

                           DIVIDEND SPIN OFF

The Board of Directors of the Company has adopted a resolution to spin off its wholly owned subsidiary resulting in the Reshoot & Edit shareholders on the Record Date owning a direct interest in the subsidiary that is proportionate to their ownership in Reshoot & Edit.

Our board of directors believes that spinning-off its wholly-owned subsidiary, will accomplish a number of important objectives. The spin-off will separate distinct companies with different financial, investment and operating characteristics so that each can adopt business strategies and objectives tailored to their respective markets. This will allow both companies that have operations that are inconsistent with each other to better prioritize the allocation of their management and their financial resources for achievement of their corporate objectives.

Record shareholders of Reshoot & Edit as of the record date [date], will receive one (1) common share, par value $0.001, of Reshoot Production Company common stock for every share of Reshoot & Edit common stock owned. The Reshoot Production Company stock dividend will be based on 9,200,000 shares of Reshoot & Edit common stock that are issued and outstanding as of the record date. Following the issuance of the stock dividend, Reshoot Production Company will have 9,200,000 common shares issued and outstanding.

Reshoot Production Company plans to file a Registration Statement with the
U. S. Securities and Exchange Commission to register this spin-off dividend. The shareholders of Reshoot & Edit will not receive their spin-off shares until the Reshoot Production Company registration statement becomes effective. Upon notice of effectiveness of the Reshoot Production Company registration statement, the Company's Transfer Agent will send out the spin off dividend shares to the Reshoot & Edit shareholders.

Reshoot & Edit will retain no ownership in Reshoot Production Company following the issuance of the stock dividend. Further, Reshoot Production Company will no longer be a subsidiary of Reshoot & Edit.


Description of Reshoot Production Company Business
--------------------------------------------------

Reshoot Production Company was formed on October 31, 2007. In December 2007, we entered into an option agreement with Braverman Productions, Inc. This
option agreement which is set to expire on November 30, 2008.   This agreement
gives Reshoot Production Company the rights to purchase the motion picture ("Motion Picture" meaning theatrical motion picture and or television) and ancillary rights in an unpublished script entitled, "Masquerade."

In the event the Option is exercised, Reshoot Production Company and Braverman Productions, Inc. will form a new joint venture. The new joint venture will be funded with $1,000,000 (One Million dollars) within 30 days of notification the option has been exercised. Braverman will produce the film and have complete creative control producing the project, which will include but not be limited to; budget, casting, pre-production, above the line, below the line, production, and post production.

Any and all income from the film and any and all income from any ancillary rights from theatrical distribution, television, cable, internet, DVD's, and every other source will go into the new joint venture formed to make the film, and that money will be split 50/50 between Reshoot Production Company and Braverman Productions, Inc.after Reshoot Production Company recoups the first $1,000,000 (one million dollars). There will be no expenses, interest, or overhead of any kind deducted by MQH from any of the income.

Reshoot & Edit's largest shareholder, who is not an officer nor director of Reshoot & Edit is the sole officer/director of Reshoot Production Company.

Since Reshoot Production Company business is related to film production and Reshoot & Edit's business was related to sourcing movie scripts, the Reshoot & Edit directors decided it was in the best interest of Reshoot & Edit and Reshoot Production Company's shareholders to spin off Reshoot Production Company to minimize any potential of conflict of interest, in utilitizing resources or in accessing funding.



No Dissenter's Rights
---------------------

Under Nevada Law, our dissenting shareholders are not entitled to appraisal rights with respect to this dividend subsidiary spin-off, and we will not independently provide our shareholders with any such right.

Financial and Other Information
-------------------------------

The following documents, filed by us with the Commission, are incorporated herein by reference:

     (i) Our Annual Report filed on Form 10-KSB, filed with the Commission on November 30, 2007, for the fiscal year ended August 31, 2007;

     (ii) Our Quarterly Report filed on Form 10-QSB/A with the Commission on August 22, 2007 for the nine month period ended May 31, 2007.

Any statement contained in a document incorporated or deemed to be incorporated in this Information Statement shall be deemed to be modified or superseded for purposes of this Information Statement to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference modifies or supersedes such statement.

A copy of the documents incorporated herein by reference (excluding exhibits unless such exhibits are specifically incorporated by reference into the information incorporated herein) that are not presented with this document or delivered herewith, will be provided without charge to each person, including any beneficial owner, to whom an Information Statement is delivered, upon oral or written request of any such person and by first-class mail or other equally prompt means. Requests should be directed to the Company at 10685 Oak Crest Avenue, Las Vegas, Nevada 89144


Conclusion
----------

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of our subsidiary dividend spin-off. Your consent to the dividend spin-off is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.


                                   For the Board of Directors of
Date:  [date], 2007                Reshoot & Edit


                                   By:  /s/ Dana Washington
                                    ----------------------------------
                                            Dana Washington
                                            President and Director